                        SEMIANNUAL REPORT / JUNE 30 2001

                             AIM MID CAP EQUITY FUND


                                  [COVER IMAGE]


                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                             AIM MID CAP EQUITY FUND

                                  [COVER IMAGE]

                      -------------------------------------

                     TENDING THE GARDEN BY KONSTANTIN RODKO

           THIS CHARMING FOLK-ART PAINTING BY KONSTANTIN RODKO DEPICTS

             AN ATTENTIVE GARDENER CARING FOR HER TIDY CROP. LIKE A

           GARDENER, FUND MANAGERS LOOK FOR GROWING COMPANIES THAT MAY

                    ONE DAY BLOSSOM INTO MAJOR CORPORATIONS.

                      -------------------------------------

AIM Mid Cap Equity Fund seeks long-term growth of capital by investing primarily in the equity securities of mid-cap companies.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Mid Cap Equity Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o Investing in micro-, small- and mid-sized companies may involve risks not associated with investing in more established companies. Also, micro and small companies may have business risk, significant stock-price fluctuation and illiquidity.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Mid-Cap Core Fund Index represents an average of the performance of the 30 largest mid-capitalization core funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The unmanaged Russell Midcap Index represents the performance of the stocks of domestic mid-capitalization companies.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/01, including sales charges

================================================================================
CLASS A SHARES
  Inception (6/9/87)           14.46%
  10 years                     16.03
  5 years                      13.57
  1 year                        4.56

CLASS B SHARES
  Inception (4/1/93)           15.85%
  5 years                      13.86
  1 year                        5.26

CLASS C SHARES
  Inception (5/03/99)          24.06%
  1 Year                        9.02

PAST PERFORMANCE CANNOT GUARANTEE COMPARABLE FUTURE RESULTS. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                             AIM MID CAP EQUITY FUND

                    Dear Fellow Shareholder:

                    Equity markets continued to be difficult and quite volatile
[PHOTO OF           during the six months ended June 30, 2001, the period
ROBERT H.           covered by this report. Major indexes, both foreign and
GRAHAM]             domestic, posted negative returns, with the technology
                    sector and large-cap growth stocks hardest hit. By contrast, most segments of the bond market turned in positive returns.
                    The bond market was the best place to be invested the first half of 2001--a powerful argument for portfolio diversification.
                        As a result, depending on the fund you own, many of you
                    have suffered significant losses. Please be assured we are also disturbed about recent results of many funds. Fund managers are making every effort to reverse the trend.
                    However, the challenging market conditions are lasting longer than expected.
                        During the long bull market for equities, which ran from 1982 till late last year, many pundits began to act as if stocks were risk-free investments, inevitably rising. That was never true. Downturns like the recent one are normal. Since its inception in 1926, the S&P 500, which is widely used as a measure of general U.S. stock market performance, has seen a 20% decline--the accepted definition of a bear market--about every four and one-half to five years.
    No one has devised a reliable technique for timing these market movements. But portfolio diversification has proven to be an effective way to manage the resulting risks over time.

WORK WITH YOUR ADVISOR
Your financial advisor can help you build a diversified portfolio by selecting a variety of funds. One basic way to diversify is by owning funds invested in the three main types of securities: stocks, bonds and money market instruments. Within an asset class, it is worth diversifying further, investing in both growth and value stocks, both domestic and foreign, and so on. A fixed-income portfolio can include various quality sectors, from super-safe U.S. Treasuries to riskier high yield bonds.
    Since the right asset mix for you depends on your financial situation, your age and your goals, visit with your financial advisor regularly to review your investments to make sure they still make sense.

YOUR FUND MANAGERS' COMMENT

Your fund's portfolio managers discuss your fund in the following pages: what market conditions were like, how your fund performed and how they have managed your fund. We hope you find their comments informative.
    Though the last six months have tested the patience of most investors, we remain confident that, in time, markets will recover, though we cannot predict when.
    We wish to thank you for your patience in remaining invested with us. Since virtually every employee and officer of AIM is invested in our funds through our retirement programs or through indirect investments, we all share in our funds' performance along with our shareholders. We appreciate how unpleasant the recent past has been, and I'm sure you share our hope that markets will be less trying the rest of this year. We want to assure you that all of us at AIM are working diligently to improve the performance of our funds.
    If you have any questions or comments, please contact us anytime through our Web site, www.aimfunds.com. Our Client Services Department at 800-959-4246 operates during normal business hours. Information about your account is always available at our Web site and on our automated AIM Investor Line, 800-246-5463.

Sincerely,

/s/ Robert H. Graham
Robert H. Graham
Chairman

                             AIM MID CAP EQUITY FUND

                      -------------------------------------

                         THE FUND'S PERFORMANCE IMPROVED

                          DURING THE SECOND HALF OF THE

                          REPORTING PERIOD AS INVESTOR

                            PREFERENCE SHIFTED . . .

                      -------------------------------------

FUND POSTS POSITIVE RETURNS DESPITE DIFFICULT MARKET

MANY MARKET INDEXES SUSTAINED LOSSES FOR THE REPORTING PERIOD. HOW DID AIM MID CAP EQUITY FUND PERFORM?
An emphasis on reasonably priced growth stocks helped the fund to record positive returns for the challenging six-month reporting period ended June 30, 2001. Excluding sales charges, total returns were 4.16% for Class A shares and 3.80% for both Class B and Class C shares. The fund out-performed the Lipper Mid-Cap Core Fund Index and the Russell Midcap Index, which recorded returns of -0.33% and -1.96%, respectively, over the same period.
    The fund's performance improved during the second half of the reporting period as investor preference shifted from value stocks to growth stocks. Excluding sales charges, total returns for Class A, B and C shares were 10.11%, 9.89% and 9.90%, respectively, for the three-month period ended June 30. For the same period, the Russell Midcap Index returned 9.53%
    Total net assets in the fund increased from $489.9 million to $678.7 million between December 31, 2000, and June 30, 2001.

WHAT WERE SOME SIGNIFICANT TRENDS IN THE STOCK MARKET?
Concern over declining corporate earnings growth and a slowing economy caused major stock-market indexes to fall during much of the reporting period. Throughout the period, a long string of high-profile companies issued warnings that their earnings would not meet expectations. Slowing economic growth and rising energy and labor costs undermined corporate profits. Global competition also reduced the ability of companies to raise prices for their products and services. The sell-off affected nearly all market sectors,with technology stocks especially hard hit.
    Early in 2001, the Federal Reserve Board (the Fed) began cutting interest rates to stimulate economic growth. In the first quarter of 2001, the nation's gross domestic product (GDP) grew at an annual rate of only 1.3%, slightly better than growth in the fourth quarter of 2000, but still raising the specter that the economy could slip into a recession. In six moves during the reporting period, the Fed lowered the federal funds rate from 6.5% to 3.75%. Markets responded tepidly to the last of these rate cuts in late June, and they remained volatile as investors' concerns about the economy and corporate earnings growth lingered.
    For most of the period, value stocks outperformed growth stocks as investors sought attractively priced issues. However, beginning in April, growth stocks out-performed value stocks, as the Fed's rate-cutting policy had the potential to boost corporate profits. Small-cap stocks were the market leaders, posting positive returns for the reporting period. Mid-cap stocks fared better than large-cap stocks, but both recorded negative returns for the six months ended June 30.

HOW DID YOU MANAGE THE FUND?
We increased the fund's exposure to the information technology sector. Indeed, at the close of the reporting period, information technology represented the fund's largest sector weighting. We took advantage of the sell-off in technology stocks to buy the stocks of tech companies at reduced prices. We believe that the tech companies represented in the portfolio have attractive long-term growth prospects. The technology stocks in the portfolio were solid contributors to the fund's performance during the reporting period.

FUND PERFORMANCE         [IMAGE]                    [BAR CHART]

TOTAL RETURNS OF
CLASS A, B & C SHARES VS. INDEXES

For six months ended 6/30/01

================================================================================
FUND CLASS A SHARES                     4.16%

FUND CLASS B SHARES                     3.80%

FUND CLASS C SHARES                     3.80%

RUSSELL MIDCAP INDEX                   -1.96%

LIPPER MID-CAP CORE INDEX              -0.33%

The performance of the fund's Class A, Class B and Class C shares will differ due to differing fees and expenses. For fund performance calculations and descriptions of the indexes cited on this page, please see the inside front cover.

================================================================================

GROWTH OF TOTAL NET ASSETS

12/31/00-6/30/01

================================================================================
12/31/00                 $489.9 MILLION

6/30/01                  $678.7 MILLION
================================================================================

          See important fund and index disclosures inside front cover.

                            AIM MID CAP EQUITY FUND

PORTFOLIO COMPOSITION    [IMAGE]
As of 6/30/01, based on total net assets

========================================================================================================
TOP 10 EQUITY HOLDINGS                                 TOP 10 INDUSTRIES
--------------------------------------------------------------------------------------------------------
 1. Apogent Technologies Inc.                2.2%       1. Semiconductors                           5.9%

 2. Ceridian Corp.                           2.1        2. Semiconductor Equipment                  5.3

 3. Coors (Adolph) Co.-Class B               1.7        3. Industrial Machinery                     4.7

 4. Conseco, Inc.                            1.6        4. Diversified Commercial Services          4.3

 5. Advanced Fibre Communications, Inc.      1.6        5. Pharmaceuticals                          4.2

 6. Watson Pharmaceuticals, Inc.             1.5        6. Electric Utilities                       3.3

 7. H&R Block, Inc.                          1.5        7. Data Processing Services                 3.3

 8. Tellabs, Inc.                            1.5        8. Electronic Equipment & Instruments       3.2

 9. Cirrus Logic, Inc.                       1.5        9. Telecommunications Equipment             3.1

10. SPX Corp.                                1.5       10. Specialty Stores                         2.8

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.

========================================================================================================

    The fund also had significant exposure to the following sectors: industrials, health care and consumer discretionary. Industrials includes a wide spectrum of industries, ranging from data processing services and commercial printing to airlines and trucking. Health care companies could benefit from demand for their products and services, which tends to remain constant regardless of economic conditions. Consumer-discretionary companies, which include many retailers, could get a boost from an upturn in the economy.
    The fund had a greater cash position than usual and this helped cushion it in a down market.

WHAT WERE SOME OF THE FUND'S TOP HOLDINGS AT THE END OF THE REPORTING PERIOD?

o Apogent Technologies makes laboratory products, such as water-purification systems, for domestic and foreign markets.
o Ceridian is a diversified information-services company, with the bulk of its sales coming from its human resources division, which provides payroll and tax processing, benefits administration and other related services.
o   Coors is one of the nation's leading brewers.
o Conseco offers life insurance, supplemental health insurance, annuities and other insurance products.
o Advanced Fibre Communications manufactures equipment that telephone companies and other communications providers use to provide broadband access.
o Watson Pharmaceuticals focuses on niche pharmaceuticals and products that are hard to manufacture; it also offers generic versions of brand-name treatments.
o H&R Block is the nation's leading tax return preparer, serving an estimated 15% of the tax paying population.
o   Tellabs makes equipment used to transmit data, video and voice signals.
o Cirrus Logic offers specialized system-level integrated circuits based on analog and digital technologies.
o SPX makes a wide range of products, including motors, valves, power systems, service tools and auto components for industrial customers.

WHAT WERE MARKET CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?
The stock market remained volatile, and economic signals were mixed. The Fed had trimmed 275 basis points (2.75%) from the federal funds rate. Historically, falling interest rates have been a catalyst for reinvigorating the economy. Moreover, mid- and small-cap stocks in particular have historically benefited from interest rate cuts. Late in the reporting period, data showed a rise in consumer confidence, in new home sales and in durable goods orders accompanied by a decline in new unemployment benefit claims. Although these trends suggested that Fed action might be beginning to pull the economy out of its doldrums, economic growth was still weak.
    Moreover, the difficult market conditions of the past year or so have resulted in some of the most attractive stock valuations in several years. We believe this market represented an excellent opportunity to buy the stocks of solid companies with attractive earnings-growth prospects at reduced prices.

--------------------------------------------------------------------------------
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    Please visit our Web site at www.aimfunds.com and log into your account.
Click on the "View Other Account Options" drop-down menu and select "eDelivery."
    If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, this service is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.
--------------------------------------------------------------------------------

          See important fund and index disclosures inside front cover.

                             AIM MID CAP EQUITY FUND

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                  [LOCK IMAGE]

  A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
         Funds--Registered Trademark-- o AMVESCAP National Trust Company

                             AIM MID CAP EQUITY FUND

                      -------------------------------------

                               CHANCES ARE YOU'VE

                                HEARD MORE ABOUT

                               STOCKS THAN BONDS.

                      -------------------------------------

BOND FUNDS CAN DIVERSIFY YOUR PORTFOLIO

Soaring equity markets in the 1990s focused media attention on stocks and stock funds.
    But don't overlook bond funds. Because bonds often behave differently than stocks, adding bond funds to your portfolio can potentially:

o   Reduce the risk associated with investing only in stock funds
o   Enhance total returns
o   Provide a steady source of income

Here are a few of bonds' more important characteristics.

HOW BONDS DIFFER FROM STOCKS
Stocks represent ownership in a company; bonds are debt obligations. When you buy a bond, you lend money to a government, agency or company. In return, the borrower agrees to pay you back on a specific date. The borrower also agrees to pay you interest, usually at specific intervals, until the obligation is retired.
    A bond's maturity is determined by the date when the entire loan and the last interest payment are due. If a bond was issued on January 1, 2000, and the entire loan must be paid off by January 1, 2030, the bond has a maturity of 30 years.

SEVERAL FACTORS DETERMINE INTEREST RATES, BOND PRICES
Generally, bonds with longer maturities have higher interest rates. That's because there is usually a greater risk that a borrower will default on a loan over a long period than a short period. Also, it is almost impossible to predict economic conditions many years in the future. Hence, bonds with longer maturities usually must offer higher interest rates to attract buyers.
    But probably the most important factor determining a bond's interest rate is the perceived ability of the borrower to repay. Several credit-rating agencies, including Standard & Poor's (S&P), assess this ability and assign a rating to a bond issue. S&P's highest rating is AAA; its lowest is D. Generally, the lower a bond's rating, the higher its interest rate.
    Prevailing interest rates also are important in determining the rates of newly issued bonds and are a key factor affecting bond prices. For instance, if you own a bond with an interest rate of 7% and the current interest rate for new bonds of similar quality and maturity is 6%, your bond is likely to command a price higher than its face value in the marketplace. Conversely, the market price of your bond will likely drop below face value if interest rates for new bonds of similar quality and maturity rise above 7%.

PRICES VS. YIELDS
Bond prices and yields move in opposite directions. That's because a bond's yield is determined by dividing its interest rate by its current market value. For example, if the market price of a bond with a face value of $1,000 and a 10% interest rate drops to $500, its yield rises to 20%. In assessing bond-market trends, analysts tend to quote yields rather than prices. Thus, if analysts report that yields are falling, that means prices are rising; if yields are rising, bond prices are falling. While the financial media tend to focus on the U.S Treasury market, there are other types of bonds.

U.S. GOVERNMENT /AGENCY ISSUES
U.S. Treasury bills, notes and bonds are considered the safest fixed-income investments because they are backed by the full faith and credit of the U.S. government. Treasury bills have maturities of less than one year; Treasury notes from one to 10 years; Treasury bonds have maturities exceeding 10 years. Historically, the 30-year Treasury has been the benchmark for the performance of the bond market in general. Many analysts now prefer to use the 10-year Treasury note.
    Early in 2000, the U.S. Treasury began buying back its longer-maturity bonds, including its 30-year issues. The federal-government surplus is allowing the Treasury to retire some of its debt prematurely. The perception is that the Treasury may eventually retire all of its 30-year bonds and discontinue issuing them.
    In addition to the Treasury, Congress has authorized certain federal government agencies, such as the Government National Mortgage Association (Ginnie Mae), to issue marketable debt securities. Agency-like corporations operating under government charters, such as the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie
Mac), also issue bonds.
    Government-Sponsored Enterprises (GSEs) like Fannie Mae and Freddie Mac have been the subject of controversy. Though shareholder-owned, Freddie Mac and Fannie Mae operate under federal charters that help ensure that lenders such as savings and loans have enough

                                                         Continued on next page.

                             AIM MID CAP EQUITY FUND

money to make new loans and keep mortgage rates affordable. Those federal charters exempt GSEs from state and local corporate income taxes, give them a $2.25 billion line of credit with the Treasury and allow them to borrow at lower interest rates than similarly rated corporations. This "implied government guarantee" has been called into question. A bill has been proposed to remove their lines of credit with the Treasury. As the wheels of government tend to move slowly, this GSE debate will likely not be resolved soon.

                                    [GRAPHIC]

MUNICIPAL BONDS
Municipal bonds (munis) are issued by state and local governments, including cities, school districts and similar entities. Income from these bonds is generally exempt from federal income taxes. Additionally, municipal bonds issued in a state are usually exempt from state income taxes in that state. Munis include revenue bonds, which are supported with income from projects such as toll roads; and general obligation (GO) bonds, funded by tax dollars.
    Because they are supported by tax dollars, GO bonds tend to be more susceptible to the political climate than revenue bonds. Sometimes, state and local governments find it difficult to raise taxes to support bond issues. This has been less of an issue recently as many state and local governments have had revenue surpluses. Retiring revenue bonds is largely dependent on the project's ability to generate sufficient income.

                                    [GRAPHIC]

CORPORATE BONDS
Corporate bonds are issued by companies raising money for working capital or for capital expenditures such as plant construction or equipment purchases. U.S. government bonds are generally exempt from state income taxes, and municipal bonds are usually exempt from federal income taxes. Corporate bonds are fully taxable. Corporate bonds, whether investment- or non-investment-grade, generally have higher yields than Treasury issues of the same maturity. The difference between these yields is often referred to as the spread. When yield differentials are significant, spreads are said to be wide; when they are close together, spreads are narrow.

                                    [GRAPHIC]

HIGH YIELD BONDS
High yield or junk bonds are below investment-grade--that is, they have been assigned a rating of BB or lower from a credit-rating agency such as Standard & Poor's based on an evaluation of the issuer's ability to pay off its indebtedness. High yield bonds are considered riskier than investment-grade bonds, so they generally have higher interest rates. Junk bonds may include municipal and corporate debt securities and the government bonds of certain nations.
    Unlike other types of bonds, high yield securities tend to benefit from a robust, rapidly growing economy. When the issuers of high yield bonds experience greater revenue intake, they are better able to meet their debt obligations. Conversely, high yield bonds tend to underperform during periods of economic uncertainty when investors tend to prefer higher-quality bonds, particularly Treasuries.

                                    [GRAPHIC]

FOREIGN BONDS
Foreign bonds include debt securities issued by non-U.S. governments, corporations, cities and other entities in both developed and developing nations. They can be denominated in U.S. dollars or foreign currencies. They are fully taxable in the United States, and the strength of the dollar relative to other currencies will affect returns for U.S. investors. It is important to note that investing in developing nations involves greater risk than investing in developed markets.

BOND MUTUAL FUNDS ALSO VARIED
Just as there are different types of bonds, there are different types of bond mutual funds. Some invest in only one type of bond, such as U.S. Treasury securities. Others invest in a variety of issues, such as foreign-government bonds and domestic corporate bonds. Some invest in a combination of stocks and bonds. There are bond funds for both conservative and more aggressive investors.
    When investing in bond funds, remember that an investment's return is linked to its risk. For bond funds, risk is directly related to a fund's maturity and credit structure. The higher the return, the higher the risk. Conversely, relatively safe investments offer relatively lower returns.
    A fund's prospectus and statement of additional information discuss in more detail the types of bonds contained in its portfolio and risk factors associated with these securities.
    Your financial advisor is the best person to contact if you have any questions about investing in bonds or a bond fund.

SCHEDULE OF INVESTMENTS
June 30, 2001
(Unaudited)

                                                                MARKET
                                                 SHARES         VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-82.25%

AEROSPACE & DEFENSE-2.32%

L-3 Communications Holdings, Inc.(a)                85,000   $  6,485,500
-------------------------------------------------------------------------
Raytheon Co.                                       350,000      9,292,500
=========================================================================
                                                               15,778,000
=========================================================================

APPLICATION SOFTWARE-2.45%

J.D. Edwards & Co.(a)                              680,000      9,615,200
-------------------------------------------------------------------------
Mentor Graphics Corp.(a)                           400,000      7,000,000
=========================================================================
                                                               16,615,200
=========================================================================

AUTO PARTS & EQUIPMENT-0.82%

Gentex Corp.(a)                                    200,000      5,574,000
=========================================================================

BREWERS-1.74%

Coors (Adolph) Co.-Class B                         235,000     11,792,300
=========================================================================

COMMODITY CHEMICALS-0.92%

Valspar Corp. (The)                                175,000      6,212,500
=========================================================================

CONSTRUCTION MATERIALS-1.28%

Martin Marietta Materials, Inc.                    175,000      8,660,750
=========================================================================

CONSUMER ELECTRONICS-0.84%

Harman International Industries, Inc.              150,000      5,713,500
=========================================================================

DATA PROCESSING SERVICES-3.33%

Ceridian Corp.(a)                                  730,000     13,994,100
-------------------------------------------------------------------------
Concord EFS, Inc.(a)                               165,000      8,581,650
=========================================================================
                                                               22,575,750
=========================================================================

DIVERSIFIED COMMERCIAL SERVICES-4.29%

Arbitron Inc.(a)                                   255,000      6,145,500
-------------------------------------------------------------------------
Convergys Corp.(a)                                 230,000      6,957,500
-------------------------------------------------------------------------
H&R Block, Inc.                                    160,000     10,328,000
-------------------------------------------------------------------------
IMS Health Inc.                                    200,000      5,700,000
=========================================================================
                                                               29,131,000
=========================================================================

DIVERSIFIED FINANCIAL SERVICES-0.79%

Ambac Financial Group, Inc.                         92,500      5,383,500
=========================================================================

ELECTRIC UTILITIES-3.34%

CMS Energy Corp.                                   200,000      5,570,000
-------------------------------------------------------------------------
Orion Power Holdings, Inc.(a)                      320,000      7,619,200
-------------------------------------------------------------------------
Wisconsin Energy Corp.                             400,000      9,508,000
=========================================================================
                                                               22,697,200
=========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.79%

Molex, Inc.-Class A                                180,875      5,393,692
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE

ELECTRONIC EQUIPMENT & INSTRUMENTS-3.17%

Amphenol Corp.-Class A(a)                          140,000   $  5,607,000
-------------------------------------------------------------------------
Avnet, Inc.                                        230,000      5,156,600
-------------------------------------------------------------------------
Mettler-Toledo International Inc.(a)               120,000      5,190,000
-------------------------------------------------------------------------
Millipore Corp.                                     90,000      5,578,200
=========================================================================
                                                               21,531,800
=========================================================================

ENVIRONMENTAL SERVICES-1.37%

Republic Services, Inc.(a)                         470,000      9,329,500
=========================================================================

GENERAL MERCHANDISE STORES-0.94%

Family Dollar Stores, Inc.                         250,000      6,407,500
=========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-0.91%

Laboratory Corp. of America Holdings(a)             80,000      6,152,000
=========================================================================

HEALTH CARE EQUIPMENT-2.17%

Apogent Technologies Inc.(a)                       600,000     14,760,000
=========================================================================

HOUSEHOLD PRODUCTS-1.35%

Clorox Co.                                         270,000      9,139,500
=========================================================================

INDUSTRIAL MACHINERY-4.72%

Ingersoll-Rand Co.                                 120,000      4,944,000
-------------------------------------------------------------------------
Kennametal Inc.                                    250,000      9,225,000
-------------------------------------------------------------------------
Parker-Hannifin Corp.                              185,000      7,851,400
-------------------------------------------------------------------------
SPX Corp.(a)                                        80,000     10,014,400
=========================================================================
                                                               32,034,800
=========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.39%

Broadwing Inc.(a)                                  229,875      5,620,444
-------------------------------------------------------------------------
CenturyTel, Inc.                                   125,000      3,787,500
=========================================================================
                                                                9,407,944
=========================================================================

LEISURE PRODUCTS-0.71%

Mattel, Inc.                                       256,000      4,843,520
=========================================================================

LIFE & HEALTH INSURANCE-1.60%

Conseco, Inc.                                      795,000     10,851,750
=========================================================================

MANAGED HEALTH CARE-1.58%

First Health Group Corp.(a)                        230,000      5,547,600
-------------------------------------------------------------------------
Wellpoint Health Networks Inc.(a)                   55,000      5,183,200
=========================================================================
                                                               10,730,800
=========================================================================

OFFICE ELECTRONICS-1.41%

Zebra Technologies Corp.-Class A(a)                195,000      9,578,400
=========================================================================

OFFICE SERVICES & SUPPLIES-1.44%

Herman Miller, Inc.                                405,000      9,801,000
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE

OIL & GAS DRILLING-2.03%

Cooper Cameron Corp.(a)                             80,000   $  4,464,000
-------------------------------------------------------------------------
Precision Drilling Corp. (Canada)(a)               145,000      4,529,800
-------------------------------------------------------------------------
Santa Fe International Corp.                       165,000      4,785,000
=========================================================================
                                                               13,778,800
=========================================================================

OIL & GAS EQUIPMENT & SERVICES-2.01%

BJ Services Co.(a)                                 150,000      4,257,000
-------------------------------------------------------------------------
Smith International, Inc.(a)                        72,000      4,312,800
-------------------------------------------------------------------------
Weatherford International, Inc.(a)                 105,000      5,040,000
=========================================================================
                                                               13,609,800
=========================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.55%

Noble Affiliates Inc.                              105,000      3,711,750
=========================================================================

OIL & GAS REFINING & MARKETING-0.79%

Valero Energy Corp.                                145,000      5,333,100
=========================================================================

PACKAGED FOODS-1.95%

Earthgrains Co. (The)                              335,000      8,710,000
-------------------------------------------------------------------------
Suiza Foods Corp.(a)                                85,000      4,513,500
=========================================================================
                                                               13,223,500
=========================================================================

PHARMACEUTICALS-4.17%

Biovail Corp. (Canada)(a)                          200,000      8,700,000
-------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR (Israel)   146,000      9,095,800
-------------------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)                    170,000     10,478,800
=========================================================================
                                                               28,274,600
=========================================================================

PROPERTY & CASUALTY INSURANCE-1.70%

HCC Insurance Holdings, Inc.                       203,300      4,980,850
-------------------------------------------------------------------------
XL Capital Ltd.-Class A (Bermuda)                   80,000      6,568,000
=========================================================================
                                                               11,548,850
=========================================================================

PUBLISHING & PRINTING-0.83%

Reader's Digest Association Inc. (The)-
  Class A                                          195,000      5,606,250
=========================================================================

REINSURANCE-0.99%

Odyssey Re Holdings, Corp.(a)                      370,000      6,685,900
=========================================================================

RESTAURANTS-1.78%

Jack in the Box Inc.(a)                            265,000      6,916,500
-------------------------------------------------------------------------
Outback Steakhouse, Inc.(a)                        180,000      5,184,000
=========================================================================
                                                               12,100,500
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE

SEMICONDUCTOR EQUIPMENT-5.25%

Brooks Automation, Inc.(a)                          95,000   $  4,379,500
-------------------------------------------------------------------------
Credence Systems Corp.(a)                          240,000      5,817,600
-------------------------------------------------------------------------
DuPont Photomasks, Inc.(a)                         115,000      5,548,750
-------------------------------------------------------------------------
KLA-Tencor Corp.(a)                                125,000      7,308,750
-------------------------------------------------------------------------
Novellus Systems, Inc.(a)                          140,000      7,950,600
-------------------------------------------------------------------------
Rudolph Technologies, Inc.(a)                       98,000      4,606,000
=========================================================================
                                                               35,611,200
=========================================================================

SEMICONDUCTORS-5.88%

Cirrus Logic, Inc.(a)                              440,000     10,133,200
-------------------------------------------------------------------------
Integrated Device Technology, Inc.(a)              230,000      7,288,700
-------------------------------------------------------------------------
Lattice Semiconductor Corp.(a)                     375,000      9,150,000
-------------------------------------------------------------------------
Microchip Technology Inc.(a)                       245,000      8,190,350
-------------------------------------------------------------------------
Xilinx, Inc.(a)                                    125,000      5,155,000
=========================================================================
                                                               39,917,250
=========================================================================

SPECIALTY CHEMICALS-0.89%

Cambrex Corp.                                      120,000      6,069,600
=========================================================================

SPECIALTY STORES-2.82%

Barnes & Noble, Inc.(a)                            250,000      9,837,500
-------------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                           240,000      9,316,800
=========================================================================
                                                               19,154,300
=========================================================================

SYSTEMS SOFTWARE-1.86%

BMC Software, Inc.(a)                              325,000      7,325,500
-------------------------------------------------------------------------
Sybase, Inc.(a)                                    320,000      5,264,000
=========================================================================
                                                               12,589,500
=========================================================================

TELECOMMUNICATIONS EQUIPMENT-3.08%

Advanced Fibre Communications, Inc.(a)             510,000     10,710,000
-------------------------------------------------------------------------
Tellabs, Inc.(a)                                   530,000     10,218,400
=========================================================================
                                                               20,928,400
=========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $470,990,292)                           558,239,206
=========================================================================

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
REPURCHASE AGREEMENTS-1.77%

Westdeutsche Landesbank Girozentrale (Germany)
  4.11%, 07/02/01 (Cost $12,000,000)(b)(c)     $12,000,000   $ 12,000,000
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE
MONEY MARKET FUNDS-16.39%

STIC Liquid Assets Portfolio(d)                 55,624,097   $ 55,624,096
-------------------------------------------------------------------------
STIC Prime Portfolio(d)                         55,624,097     55,624,097
=========================================================================
    Total Money Market Funds (Cost
      $111,248,193)                                           111,248,193
=========================================================================
TOTAL INVESTMENTS-100.41% (Cost $594,238,485)                 681,487,399
=========================================================================
OTHER ASSETS LESS LIABILITIES-(0.41%)                          (2,794,355)
=========================================================================
NET ASSETS-100.00%                                           $678,693,044
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by investment advisor or its affiliates.
(c) Joint repurchase agreement entered into 06/29/01 with a maturing value of $250,082,708 and collateralized by U.S. Government obligations.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2001
(Unaudited)

ASSETS:

Investments, at market value (cost
  $594,238,485)*                                $681,487,399
------------------------------------------------------------
Receivables for:
  Fund shares sold                                 5,554,542
------------------------------------------------------------
  Dividends and interest                             512,025
------------------------------------------------------------
Collateral for securities loaned                  54,602,802
------------------------------------------------------------
Other assets                                          39,470
============================================================
    Total assets                                 742,196,238
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            6,690,864
------------------------------------------------------------
  Fund shares reacquired                           1,014,099
------------------------------------------------------------
  Collateral upon return of securities loaned     54,602,802
------------------------------------------------------------
Accrued advisory fees                                388,511
------------------------------------------------------------
Accrued administrative services fees                  30,675
------------------------------------------------------------
Accrued distribution fees                            639,577
------------------------------------------------------------
Accrued transfer agent fees                           45,011
------------------------------------------------------------
Accrued operating expenses                            91,655
============================================================
    Total liabilities                             63,503,194
============================================================
Net assets applicable to shares outstanding     $678,693,044
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $353,264,871
____________________________________________________________
============================================================
Class B                                         $284,344,919
____________________________________________________________
============================================================
Class C                                         $ 41,083,254
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                           14,102,217
____________________________________________________________
============================================================
Class B                                           12,241,260
____________________________________________________________
============================================================
Class C                                            1,770,908
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $      25.05
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $25.05 divided by
      94.50%)                                   $      26.51
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $      23.23
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $      23.20
____________________________________________________________
============================================================

* At June 30, 2001, securities with an aggregate market value of $54,057,891 were on loan to brokers.

STATEMENT OF OPERATIONS
For the six months ended June 30, 2001
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $4,694)                                       $  1,132,731
------------------------------------------------------------
Dividends from affiliated money market funds       2,120,702
------------------------------------------------------------
Interest                                             130,481
------------------------------------------------------------
Security lending income                               31,224
============================================================
    Total investment income                        3,415,138
============================================================

EXPENSES:

Advisory fees                                      1,992,196
------------------------------------------------------------
Administrative services fees                          60,342
------------------------------------------------------------
Custodian fees                                        19,173
------------------------------------------------------------
Distribution fees -- Class A                         507,862
------------------------------------------------------------
Distribution fees -- Class B                       1,174,568
------------------------------------------------------------
Distribution fees -- Class C                         142,273
------------------------------------------------------------
Transfer agent fees -- Class A                       263,200
------------------------------------------------------------
Transfer agent fees -- Class B                       213,053
------------------------------------------------------------
Transfer agent fees -- Class C                        25,806
------------------------------------------------------------
Trustees' fees                                        11,326
------------------------------------------------------------
Other                                                115,739
============================================================
    Total expenses                                 4,525,538
============================================================
Less: Expenses paid indirectly                       (13,104)
============================================================
    Net expenses                                   4,512,434
============================================================
Net investment income (loss)                      (1,097,296)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain from investment securities      32,705,449
============================================================
Change in net unrealized appreciation
  (depreciation) of investment securities        (10,570,090)
============================================================
Net gain from investment securities               22,135,359
============================================================
Net increase in net assets resulting from
  operations                                    $ 21,038,063
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2001 and the year ended December 31, 2000 (Unaudited)

                                                                JUNE 30,      DECEMBER 31,
                                                                  2001            2000
                                                              ------------    ------------
OPERATIONS:

  Net investment income (loss)                                $ (1,097,296)   $    296,614
------------------------------------------------------------------------------------------
  Net realized gain from investment securities                  32,705,449      45,254,552
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                      (10,570,090)     18,237,197
==========================================================================================
    Net increase in net assets resulting from operations        21,038,063      63,788,363
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                               --     (32,973,812)
------------------------------------------------------------------------------------------
  Class B                                                               --     (28,962,310)
------------------------------------------------------------------------------------------
  Class C                                                               --      (2,380,170)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       82,190,631      79,673,859
------------------------------------------------------------------------------------------
  Class B                                                       65,044,748      59,956,998
------------------------------------------------------------------------------------------
  Class C                                                       20,542,202      19,324,215
------------------------------------------------------------------------------------------
  Advisor Class*                                                        --      (2,218,024)
==========================================================================================
    Net increase in net assets                                 188,815,644     156,209,119
==========================================================================================

NET ASSETS:

  Beginning of period                                          489,877,400     333,668,281
==========================================================================================
  End of period                                               $678,693,044    $489,877,400
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $549,508,955    $381,731,374
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (800,682)        296,614
------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities    42,735,857      10,030,408
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities              87,248,914      97,819,004
==========================================================================================
                                                              $678,693,044    $489,877,400
__________________________________________________________________________________________
==========================================================================================

* Advisor Class shares were converted to Class A shares effective as of the close of business on February 11, 2000.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 2001
(Unaudited)


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Mid Cap Equity Fund (the "Fund") is a separate series of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of five separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of three different classes of shares:
Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.725% on the first $500 million of the Fund's average daily net assets, plus 0.70% on the next $500 million of the Fund's average daily net assets, plus

0.675% on the next $500 million of the Fund's average daily net assets, plus 0.65% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit total annual operating expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to the maximum annual rate of 1.75%, 2.40% and 2.40% of the average daily net assets of the Fund's Class A, Class B and Class C shares, respectively.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2001, AIM was paid $60,342 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2001, AFS was paid $346,920 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended June 30, 2001, the Class A, Class B and Class C shares paid AIM Distributors $507,862, $1,174,568 and $142,273, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $187,858 from sales of the Class A shares of the Fund during the six months ended June 30, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 2001, AIM Distributors received $8,974 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

For the six months ended June 30, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $4,716 and reductions in custodian fees of $8,388 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $13,104.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At June 30, 2001, securities with an aggregate value of $54,057,891 were on loan to brokers. The loans were secured by cash collateral of $54,602,802 received by the Fund and subsequently invested in affiliated money market funds as follows: $27,301,401 in STIC Liquid Assets Portfolio and $27,301,401 in STIC Prime Portfolio. For the six months ended June 30, 2001, the Fund received fees of $31,224 for securities lending.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 2001 was $243,752,333 and $140,486,939, respectively.
  The amount of unrealized appreciation of investment securities, for tax purposes, as of June 30, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $102,873,704
---------------------------------------------------------
Aggregate unrealized (depreciation) of investment
  securities                                  (16,621,238)
=========================================================
Net unrealized appreciation of investment
  securities                                 $ 86,252,466
_________________________________________________________
=========================================================
Cost of investment for tax purposes is $595,234,933.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 2001 and the year ended December 31, 2000 were as follows:

                                                                    JUNE 30, 2001               DECEMBER 31, 2000
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              ----------    ------------    ----------    ------------
Sold:
  Class A                                                      5,672,578    $139,190,958     4,070,797    $106,892,357
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      4,157,491      94,837,638     2,612,200      64,245,671
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,129,910      25,640,431       766,820      18,842,465
----------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                      --              --         1,493          35,592
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                             --              --     1,343,990      30,603,452
----------------------------------------------------------------------------------------------------------------------
  Class B                                                             --              --     1,281,945      27,163,899
----------------------------------------------------------------------------------------------------------------------
  Class C                                                             --              --       105,132       2,224,587
======================================================================================================================
Conversion of Advisor Class Shares to Class A Shares:**
  Class A                                                             --              --        93,124       2,242,422
----------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                      --              --       (92,129)     (2,242,422)
======================================================================================================================
Reacquired:
  Class A                                                     (2,379,039)    (57,000,327)   (2,304,101)    (60,064,372)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,335,211)    (29,792,890)   (1,290,871)    (31,452,572)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (230,632)     (5,098,229)      (70,810)     (1,742,837)
----------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                      --              --          (500)        (11,194)
======================================================================================================================
                                                               7,015,097    $167,777,581     6,517,090    $156,737,048
______________________________________________________________________________________________________________________
======================================================================================================================

* Advisor Class share activity for the period January 1, 2000 through February 11, 2000 (date of conversion).
** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all outstanding shares of Advisor Class shares were converted to Class A shares of the fund.

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       CLASS A
                                                     ----------------------------------------------------------------------------
                                                     SIX MONTHS ENDED                    YEAR ENDED DECEMBER 31,
                                                         JUNE 30,        --------------------------------------------------------
                                                         2001(a)         2000(a)     1999(a)     1998(a)       1997        1996
                                                     ----------------    --------    --------    --------    --------    --------
Net asset value, beginning of period                     $  24.04        $  23.48    $  18.97    $  21.01    $  20.77    $  19.07
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                              (0.01)           0.10       (0.01)      (0.24)      (0.20)       0.03
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                          1.02            4.10        6.88       (0.81)       3.00        2.96
=================================================================================================================================
    Total from investment operations                         1.01            4.20        6.87       (1.05)       2.80        2.99
=================================================================================================================================
Less distributions from net realized gains                     --           (3.64)      (2.36)      (0.99)      (2.56)      (1.29)
=================================================================================================================================
Net asset value, end of period                           $  25.05        $  24.04    $  23.48    $  18.97    $  21.01    $  20.77
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                              4.16%          18.76%      37.13%      (4.71)%     14.05%      15.65%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $353,265        $259,803    $178,550    $180,258    $255,674    $343,427
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                      1.33%(d)        1.37%       1.46%       1.56%       1.37%       1.36%
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                                (0.09)%(d)       0.38%      (0.07)%     (1.09)%     (0.90)%      0.12%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                        30%             72%         90%        168%        190%        253%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c) Ratio includes waiver and for periods prior to December 31, 1999 includes expense reductions. Ratio of expense to average net assets excluding waivers and expense reduction were 1.57%, 1.48%, and 1.41% for 1998, 1997, and 1996, respectively.
(d) Ratios are annualized and based on average daily net assets of $292,611,769.

                                                                                       CLASS B
                                                     ----------------------------------------------------------------------------
                                                     SIX MONTHS ENDED                    YEAR ENDED DECEMBER 31,
                                                         JUNE 30,        --------------------------------------------------------
                                                         2001(a)         2000(a)     1999(a)     1998(a)       1997        1996
                                                     ----------------    --------    --------    --------    --------    --------
Net asset value, beginning of period                     $  22.36        $  22.21    $  18.16    $  20.31    $  20.28    $  18.77
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                              (0.08)          (0.07)      (0.14)      (0.38)      (0.34)      (0.11)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                          0.95            3.86        6.55       (0.78)       2.93        2.91
=================================================================================================================================
    Total from investment operations                         0.87            3.79        6.41       (1.16)       2.59        2.80
=================================================================================================================================
Less distributions from net realized gains                     --           (3.64)      (2.36)      (0.99)      (2.56)      (1.29)
=================================================================================================================================
Net asset value, end of period                           $  23.23        $  22.36    $  22.21    $  18.16    $  20.31    $  20.28
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                              3.80%          17.98%      36.25%      (5.41)%     13.35%      14.82%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $284,345        $210,608    $151,392    $165,447    $255,468    $334,590
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets(c)                   1.98%(d)        2.02%       2.11%       2.21%       2.02%       2.01%
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                                (0.74)%(d)      (0.27)%     (0.72)%     (1.74)%     (1.55)%     (0.53)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                        30%             72%         90%        168%        190%        253%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratio includes waiver and for periods prior to December 31, 1999 includes expense reductions. Ratio of expense to average net assets excluding waivers and expense reduction were 2.22%, 2.13%, and 2.06% for 1998, 1997, and 1996, respectively.
(d) Ratios are annualized and based on average daily net assets of $236,860,467.

                                                                                   CLASS C
                                                              -------------------------------------------------
                                                                                                   MAY 3, 1999
                                                                                                   (DATE SALES
                                                              SIX MONTHS ENDED     YEAR ENDED     COMMENCED) TO
                                                                  JUNE 30,        DECEMBER 31,    DECEMBER 31,
                                                                  2001(a)           2000(a)          1999(a)
                                                              ----------------    ------------    -------------
Net asset value, beginning of period                              $ 22.33           $ 22.19          $19.02
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.08)            (0.07)          (0.10)
---------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                      0.95              3.85            5.63
===============================================================================================================
    Total from investment operations                                 0.87              3.78            5.53
===============================================================================================================
Less distributions from net realized gains                             --             (3.64)          (2.36)
===============================================================================================================
Net asset value, end of period                                    $ 23.20           $ 22.33          $22.19
_______________________________________________________________________________________________________________
===============================================================================================================
Total return(b)                                                      3.80%            17.95%          29.98%
_______________________________________________________________________________________________________________
===============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $41,083           $19,466          $1,564
_______________________________________________________________________________________________________________
===============================================================================================================
Ratio of expenses to average net assets                              1.98%(c)          2.02%           2.11%(d)
===============================================================================================================
Ratio of net investment income (loss) to average net assets         (0.74)%(c)        (0.27)%         (0.72)%(d)
_______________________________________________________________________________________________________________
===============================================================================================================
Portfolio turnover rate                                                30%               72%             90%
_______________________________________________________________________________________________________________
===============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $28,690,324.
(d)  Annualized.

BOARD OF TRUSTEES                                 OFFICERS                           OFFICE OF THE FUND
Robert H. Graham                                  Robert H. Graham                   11 Greenway Plaza
Chairman, President and Chief                     Chairman and President             Suite 100
Executive Officer                                                                    Houston, TX 77046
A I M Management Group Inc.                       Dana R. Sutton
                                                  Vice President and Treasurer       INVESTMENT MANAGER
Frank S. Bayley
Partner, law firm of                              Melville B. Cox                    A I M Advisors, Inc.
Baker & McKenzie                                  Vice President                     11 Greenway Plaza
                                                                                     Suite 100
Bruce L. Crockett*                                Gary T. Crum                       Houston, TX 77046
Director                                          Vice President
ACE Limited;                                                                         TRANSFER AGENT
Formerly Director, President, and                 Carol F. Relihan
Chief Executive Officer                           Vice President and Secretary       A I M Fund Services, Inc.
COMSAT Corporation                                                                   P.O. Box 4739
                                                  Mary J. Benson                     Houston, TX 77210-4739
Owen Daly II*                                     Assistant Vice President and
Formerly Director                                 Assistant Treasurer                CUSTODIAN
Cortland Trust, Inc.
                                                  Sheri Morris                       State Street Bank and Trust Company
Albert R. Dowden*                                 Assistant Vice President and       225 Franklin Street
Chairman, Cortland Trust, Inc.                    Assistant Treasurer                Boston, MA 02110
and DHJ Media, Inc.; and Director,
Magellan Insurance Company                                                           COUNSEL TO THE FUND

Edward K. Dunn Jr.*                                                                  Ballard Spahr
Formerly, Chairman, Mercantile Mortgage Corp.;                                       Andrews & Ingersoll, LLP
Vice Chairman, President and                                                         1735 Market Street
Chief Operating Officer                                                              Philadelphia, PA 19103
Mercantile-Safe Deposit & Trust Co.;
and President, Mercantile Bankshares                                                 COUNSEL TO THE TRUSTEES

Jack M. Fields*                                                                      Kramer, Levin, Naftalis & Frankel LLP
Chief Executive Officer,                                                             919 Third Avenue
Twenty First Century Group, Inc.;                                                    New York, NY 10022
Formerly Member of the U.S. House
of Representatives                                                                   DISTRIBUTOR

Carl Frischling*                                                                     A I M Distributors, Inc.
Partner                                                                              11 Greenway Plaza
Kramer, Levin, Naftalis & Frankel LLP                                                Suite 100
                                                                                     Houston, TX 77046
Prema Mathai-Davis*
Member, Visiting Committee, Harvard
University Graduate School of
Education, New School University.
Formerly Chief Executive Officer,
YWCA of the U.S.A.

Lewis F. Pennock*
Partner, Pennock & Cooper (law firm)

Ruth H. Quigley
Private Investor

Louis S. Sklar*
Executive Vice President,
Development and Operations,
Hines Interests
Limited Partnership

* Elected as of August 17, 2001.

                      -------------------------------------

                            THE AMOUNT OF INVESTMENT

                           RISK YOU UNDERTAKE DEPENDS

                            ON SEVERAL FACTORS: YOUR

                           FINANCIAL OBJECTIVES, YOUR

                             RISK TOLERANCE AND YOUR

                                  TIME HORIZON.

                      -------------------------------------

THE AIM FUNDS RISK SPECTRUM

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.
    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.
    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.
o Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.
o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.
o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.
o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.
    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.
    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.
    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

                                  EQUITY FUNDS

   DOMESTIC EQUITY FUNDS           INTERNATIONAL/GLOBAL EQUITY FUNDS             A I M Management Group Inc. has provided
                                                                                 leadership in the mutual fund industry since
      MORE AGGRESSIVE                       MORE AGGRESSIVE                      1976 and managed approximately $171 billion
                                                                                 in assets for 9.5 million shareholders,
AIM Small Cap Opportunities(1)       AIM Latin American Growth(7)                including individual investors, corporate
AIM Mid Cap Opportunities(1)         AIM Developing Markets                      clients and financial institutions, as of
AIM Large Cap Opportunities(2)       AIM European Small Company                  June 30, 2001.
AIM Emerging Growth                  AIM Asian Growth                                The AIM Family of Funds--Registered
AIM Small Cap Growth                 AIM Japan Growth(8)                         Trademark-- is distributed nationwide, and
AIM Aggressive Growth                AIM International Emerging Growth           AIM today is the seventh-largest mutual fund
AIM Mid Cap Growth                   AIM European Development                    complex in the United States in assets under
AIM Small Cap Equity                 AIM Euroland Growth                         management, according to Strategic Insight,
AIM Capital Development              AIM Global Aggressive Growth                an independent mutual fund monitor.
AIM Constellation                    AIM International Equity                        AIM is a subsidiary of AMVESCAP PLC, one of
AIM Dent Demographic Trends          AIM International Value(4)                  the world's largest independent financial
AIM Select Equity(3)                 AIM Worldwide Spectrum                      services companies with $408 billion in
AIM Large Cap Growth                 AIM Global Trends                           assets under management as of June 30, 2001.
AIM Weingarten                       AIM Global Growth
AIM Mid Cap Equity
AIM Value II                               MORE CONSERVATIVE
AIM Charter
AIM Value                                 SECTOR EQUITY FUNDS
AIM Blue Chip
AIM Basic Value                            MORE AGGRESSIVE
AIM Large Cap Basic Value
AIM Balanced                         AIM New Technology
AIM Advisor Flex(6)                  AIM Global Telecommunications and Technology
                                     AIM Global Infrastructure
   MORE CONSERVATIVE                 AIM Global Resources
                                     AIM Global Financial Services
                                     AIM Global Health Care
                                     AIM Global Consumer Products and Services(7)
                                     AIM Real Estate(5)
                                     AIM Global Utilities

                                           MORE CONSERVATIVE

                               FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS                TAX-FREE FIXED-INCOME FUNDS

     MORE AGGRESSIVE                              MORE AGGRESSIVE

AIM Strategic Income                      AIM High Income Municipal
AIM High Yield II                         AIM Tax-Exempt Bond of Connecticut(6)
AIM High Yield                            AIM Municipal Bond
AIM Income                                AIM Tax-Free Intermediate
AIM Global Income                         AIM Tax-Exempt Cash
AIM Floating Rate
AIM Intermediate Government                       MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

   MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1)Closed to new investors. (2)AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (3)On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (4)On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (5)On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. (6)The fund closed to new investors August 7, 2001. (7)The fund closed to new investors August 15, 2001. (8)AIM Japan Growth Fund closed to new investors August 17, 2001.
   FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after September 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

[DALBAR AWARDS LOGO APPEARS HERE]                       [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       MCE-SAR-1

A I M Distributors, Inc.